(ICON)

Prudential
Structured
Maturity
Fund, Inc.
---------------------
Income Portfolio

ANNUAL
REPORT
Dec. 31, 1996

(LOGO)

Prudential Structured Maturity Fund, Inc.
Income Portfolio

Performance At A Glance.
Interest rates fluctuated throughout much of 1996, ending the year higher, which limited bond investors' gains. Intermediate-term bonds did produce moderate total returns, but they were held back because bond prices fall when interest rates rise. Your Prudential Structured Maturity Fund finished 1996 with returns which were either in line with, or behind, those of the average short-term bond fund tracked by Lipper Analytical Services.

Cumulative Total Returns1                     As of 12/31/96
                                           One    Five      Since
                                           Year   Years   Inception2
                            Class A        4.3%   33.4%      70.8%
                            Class B        3.6     N/A       22.1
                            Class C        3.6     N/A       15.7
                            Class Z        N/A     N/A        0.6
Lipper S-T Inv. Grade Debt Fds Avg3        4.3    31.7        **

Average Annual Total Returns1                         As of 12/31/96
                                           One    Five      Since
                                           Year   Years   Inception2
Class A                                    0.9%   5.2%       7.1%
Class B                                    0.6    N/A        5.0
Class C                                    2.6    N/A        6.2

                                 Total Dividends     30-Day
                                 Paid for 12 Mos.   SEC Yield
Dividends
& Yields              Class A          $0.75          5.39%
As of                 Class B          $0.67          4.91
12/31/96              Class C          $0.67          4.91
                      Class Z          $0.11          N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3.25% for Class A shares and a four-year, declining contingent deferred sales charge (CDSC) of 3%, 2%, 1% and 1% for Class B shares. Class C shares have a 1% CDSC for one year. Class
B shares automatically convert to Class A shares on a quarterly basis, after approximately five years. Since Class Z shares have been in existence less than one year, no average annual returns are shown.

2Inception dates: 9/1/89 Class A; 12/9/92 Class B; 8/1/94 Class C; 12/16/96 Class Z

3These are the cumulative total returns of 72 funds in the Lipper
Short-Term Investment Grade Debt average for one year, and 22 funds for five years.

** Lipper since inception returns were Class A: 66.0% for 10 funds; Class B: 24.3% for 33 funds; and Class C: 16.6% for 50 funds . Lipper provides data on a monthly basis, so for comparative purposes, these returns reflect the Fund's first full calendar month of performance.

How Investments Compared.
(As of 12/31/96)
<GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value;
they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Tony Rodriguez, Fund Manager                          (PICTURE)

Portfolio
Manager's Report

The Prudential Structured Maturity Fund -- Income Portfolio features a fixed or laddered maturity format where assets are allocated evenly among six maturity ranges or rungs of from one to six years. Within this structure, your Fund seeks high current income consistent with the preservation of principal by primarily investing in corporate bonds, government bonds and U.S. dollar-denominated "Yankee bonds"of foreign corporations or governments. There can be no assurance that the Fund will achieve its investment objective.


What Are Yankee Bonds?

Yankee bonds are U.S. dollar-denominated bonds issued by foreign corporations and governments.
Because they are issued in U.S. dollars, these securities carry less currency risk for U.S.
investors than foreign bonds issued in foreign currencies. They also represent one way your Fund seeks to diversify and counter potential negative returns in the U.S. bond market. On December 31, 1996, about 16% of your Fund was invested in foreign bonds.

Strategy Session.
A Bumpy Ride.

Bond investors faced a bumpy ride early in 1996 as interest rates rose sharply and surging economic growth rekindled fears of rising inflation. A strong employment report released in March startled many investors who had expected slow growth. After all, the Federal Reserve had just lowered the discount rate
(the interest banks pay for loans) for the first time since
1992. This doesn't usually happen when economic growth is accelerating. These events created uncertainty, so many investors sold their bonds.

By early summer, the bond market started to recover. Investor confidence was buoyed as growth moderated and inflation remained benign.

What happened? We now know that the economy was accelerating very quickly. Second quarter Gross Domestic Product (GDP), the total value of goods and services produced by the U.S. and a widely used barometer for growth, was a strong 4.7%. By the third quarter, the growth spurt fizzled and GDP fell to 2.1%. Bonds rallied as interest rates fell.

Our strategy revolves about a balanced, laddered investment structure that targets attractive investment opportunities. Throughout the year our shorter duration -- 2.5 to 2.6 years -- helped to deflect the negative impact that rising interest rates had on our longer term bonds. (Duration is a measure of a fund's sensitivity to changes in interest rates. When interest rates decline, a longer duration helps the Fund appreciate more. When rates rise, a shorter duration helps protect principal.) We also favored corporate bonds and foreign securities that we believed would enhance return.

Portfolio Breakdown.
Expressed as a percentage of
total investments as of 12/31/96.
(PIE CHART)

What Went Well.

A Good Year
To Go Corporate.

Corporate bonds (56% of total net assets on December 31, 1996) were especially attractive to us during the past year. A strengthening economy, soaring stock market, strong corporate earnings, and modest supply, made prospects for increasing corporate bond prices compelling. While corporate bonds returned a modest 3.3% for the year, they returned a solid 5.6% over the past six months, according to Lehman Brothers. We found value in consumer & financial services (Advanta National Bank, Lehman Brothers); media (Paramount Communications,
Time Warner, Inc.); and retail consumer services  (Federated
Department Stores, Federal Express).

"Yankees, Si!"

It was hard to ignore Yankee bonds in 1996 (and we didn't), especially when their returns led domestic corporate bonds and Treasurys over the past six months. These U.S. dollar-denominated securities lessen (but do not eliminate) currency risk associated with foreign investing. We modestly increased our share of Yankee bonds to 16% of total net assets on December 31, 1996 from 14% a year previous. Yankees returned 5.2% over the past six months and 3.3% for the year, according to Lehman Brothers. Our most favored nation list included Mexico, Brazil and Columbia, where political and economic reforms were comforting to bond holders.

Five Largest
Issuers.

13.7%   U.S. Treasury Note
        6.375%, 8/15/02
 5.8%   Advanta Corp.
        Consumer Finance
 5.0%   Paramount Communications
        Media
 5.0%   Salomon, Inc.
        Financial Serivces
 4.8%   Time Warner, Inc.
        Media

Expressed as a percentage of total net
assets as of 12/31/96.

And Not So Well.

In retrospect, we could have added to the Fund's return by increasing our investment in Yankee bonds earlier. We also should have eliminated our holdings in Fleming Companies, the nation's largest grocery distributor, more quickly.
Fleming's business was hurt by increased competition and litigation. We did not sell our entire position until May 1996.

Looking Ahead.

We are cautiously optimistic. Interest rates have stabilized somewhat, but we believe that the uncertainty in the U.S. bond markets is not over yet. The economy apparently ended the year growing at a relatively moderate, non-inflationary pace. However, we remain unconvinced that a clear economic trend has been established. Accordingly, we must remain vigilant to changing market conditions and will continue to pursue a moderate course for your Fund, keeping to our structured duration format while looking for attractive investment opportunities as they become available.

President's Letter                                      February 3, 1997
(PICTURE)

Dear Shareholder:
For many investors, 1996 was the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones Industrial Average passed 6500 -- only weeks after breaking the 6000 mark in mid-October -- and another record high was reached in January 1997. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.

This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.

Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered
Representative can help you:

-- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds (foreign & domestic) and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.

-- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable Annuity offers you many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.

-- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996. The IRS deadline is April 15, 1997, but it's best to act sooner.

Why not contact your Financial Advisor or Registered Representative today? If you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.

Commentary on Presentation of Portfolio of Investments:
The Portfolio of Investments, following hereto, is presented in a ``laddered'' maturity structure. The Income Portfolio invests in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are categorized within six annual maturity categories.
--------------------------------------------------------------------------------

Portfolio of Investments                 PRUDENTIAL STRUCTURED MATURITY FUND
as of December 31, 1996                  INCOME PORTFOLIO
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description               Value (Note 1)
------------------------------------------------------------
5-6 YEARS--17.5%
Ba1           $   6,400    Federated Department
                           Stores, Inc.,
                           (Retail)
                           8.125%, 10/15/02             $   6,550,656
                 23,500    United States Treasury
                           Note,
                           6.375%, 8/15/02                 23,654,160
                                                        -------------
                                                           30,204,816
------------------------------------------------------------
4-5 YEARS--16.0%
Baa1              4,800    Comdisco, Inc.,
                           (Leasing)
                           6.375%, 11/30/01                 4,722,720
A1                5,000    Petroliam Nasional Berhad,
                           (Energy) (Malaysia)
                           6.625%, 10/18/01                 4,996,350
A3                4,000    Rite Aid Corp.,
                           (Retail)
                           6.70%, 12/15/01                  3,992,360
Ba1               7,250    Tele Communications, Inc.,
                           (Media)
                           7.35%, 8/27/01                   7,311,843
                           United States Treasury
                           Notes,
                  1,000    5.625%, 2/28/01                    980,160
                  5,500    6.25%, 10/31/01                  5,505,170
                    100    5.875%, 11/30/01                    98,547
                                                        -------------
                                                           27,607,150
------------------------------------------------------------
3-4 YEARS--15.6%
Baa3              2,000    Banco de Comercio,
                           (Banking) (Colombia)
                           8.625%, 6/2/00                   2,070,000
Ba2               9,000    Paramount Communications,
                           Inc.,
                           (Media)
                           5.875%, 7/15/00                  8,694,630
Ba1           $   8,000    Time Warner, Inc.,
                           (Media)
                           7.95%, 2/1/00                $   8,261,520
                           United States Treasury
                           Notes,
                  2,000    7.125%, 2/29/00                  2,059,060
                  6,000    6.125%, 7/31/00                  6,000,000
                                                        -------------
                                                           27,085,210
------------------------------------------------------------
2-3 YEARS--16.7%
                           Capital One Bank,
                           (Banking)
Baa3              3,000    6.90%, 4/15/99                   3,020,070
Baa3              2,500    7.20%, 7/19/99                   2,528,025
Baa2              3,000    Crane Co.,
                           (Industrial Services)
                           7.25%, 6/15/99                   3,028,560
Baa2              1,000    Federal Express Corp.,
                           (Consumer Services)
                           10.05%, 6/15/99                  1,078,160
Baa3              3,000    Republic of Colombia,
                           (Foreign Government)
                           8.75%, 10/6/99                   3,135,000
B1                3,000    Rio De Janeiro
                           Municipality,
                           (Foreign Government)
                           10.375%, 7/12/99                 3,082,500
Baa1              8,500    Salomon, Inc.,
                           (Financial Services)
                           7.00%, 5/15/99                   8,567,150
                  4,500    United States Treasury
                           Notes,
                           5.875%, 11/15/99                 4,482,405
                                                        -------------
                                                           28,921,870
------------------------------------------------------------
1-2 YEARS--16.4%
Ba2               2,000    Bancomer S.A.,
                           (Banking) (Mexico)
                           8.00%, 7/7/98                    1,995,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

Portfolio of Investments                 PRUDENTIAL STRUCTURED MATURITY FUND
as of December 31, 1996                  INCOME PORTFOLIO
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description               Value (Note 1)
------------------------------------------------------------
1-2 YEARS (cont'd.)
Baa2          $   6,500    Enterprise Rent-A-Car
                           Finance Co.,
                           (Financial Services)
                           7.875%, 3/15/98              $   6,644,625
A3                6,000    Kansallis-Osake-Pankki
                           Bank,
                           (Banking) (Finland)
                           9.75%, 12/15/98                  6,368,400
Baa1              7,000    Lehman Brothers Holdings,
                           Inc.,
                           (Financial Services)
                           6.84%, 9/25/98                   7,052,990
Ba2               2,000    Nacional Financiera,
                           (Foreign Government)
                           8.125%, 4/9/98                   2,017,500
Baa2              4,200    Transco Energy Co.,
                           (Utilities)
                           9.125%, 5/1/98                   4,359,348
                                                        -------------
                                                           28,437,863
------------------------------------------------------------
WITHIN 1 YEAR--15.7%
Baa2             10,000    Advanta Corp.,
                           (Consumer Finance)
                           6.24%, 2/7/97                   10,019,500
Baa3              3,000    Banco Ganadero S.A.,
                           (Banking) (Colombia)
                           9.75%, 8/26/99, Put
                           8/26/97                          3,157,500
A2                2,000    Bank One Credit Card
                           Trust,
                           (Asset Backed)
                           (Average Life 1 year)
                           7.75%, 12/15/99                  2,030,620
Baa3              2,500    Capital One Bank,
                           (Banking)
                           8.625%, 1/15/97                  2,501,400
Baa1              1,500    Comdisco, Inc.,
                           (Leasing)
                           9.75%, 1/15/97                   1,501,290
Baa2              2,100    Finova Financial Corp.,
                           (Industrial Finance)
                           9.67%, 7/1/97                    2,138,640
A3            $   2,000    General Motors Acceptance
                           Corp.,
                           (Financial Services)
                           7.50%, 11/4/97               $   2,027,180
A3                3,500    Potomac Capital Investment
                           Corp.,
                           (Financial Services)
                           6.19%, 4/28/97                   3,502,380
                    235    Joint Repurchase Agreement
                           Account,
                           6.61%, 1/2/97                      235,000
                                                        -------------
                                                           27,113,510
------------------------------------------------------------
Total Investments--97.9%
                           (cost $168,266,426)            169,370,419
                           Other assets in excess of
                           liabilities--2.1%                3,547,924
                                                        -------------
                           Net Assets--100%             $ 172,918,343
                                                        -------------
                                                        -------------

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1996 were as follows:

U.S. Treasury Notes...................................   24.7%
Financial Services....................................   16.1
Media.................................................   14.0
Banking...............................................   12.5
Retail................................................    6.1
Consumer Finance......................................    5.8
Foreign Government....................................    4.8
Leasing...............................................    3.6
Energy................................................    2.9
Utilities.............................................    2.5
Industrial Services...................................    1.8
Asset Backed..........................................    1.2
Industrial Finance....................................    1.2
Consumer Services.....................................     .6
Repurchase Agreement..................................     .1
Other assets in excess of liabilities.................    2.1
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
-----4                                        See Notes to Financial Statements.

                                           PRUDENTIAL STRUCTURED MATURITY FUND
Statement of Assets and Liabilities        INCOME PORTFOLIO
--------------------------------------------------------------------------------

 Assets                                                                                                      December 31, 1996
Investments, at value (cost $168,266,426)...............................................................        $ 169,370,419
Cash....................................................................................................               12,694
Interest receivable.....................................................................................            4,126,854
Receivable for Fund shares sold.........................................................................               78,653
Deferred expenses and other assets......................................................................                5,007
                                                                                                              -----------------
   Total assets.........................................................................................          173,593,627
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................              352,805
Accrued expenses........................................................................................              165,215
Distribution fee payable................................................................................               71,309
Management fee payable..................................................................................               59,376
Dividends payable.......................................................................................               26,579
                                                                                                              -----------------
   Total liabilities....................................................................................              675,284
                                                                                                              -----------------
Net Assets..............................................................................................        $ 172,918,343
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     152,212
   Paid-in capital in excess of par.....................................................................          182,007,256
                                                                                                              -----------------
                                                                                                                  182,159,468
   Accumulated net realized loss on investments.........................................................          (10,345,118)
   Net unrealized appreciation on investments...........................................................            1,103,993
                                                                                                              -----------------
Net assets at December 31, 1996.........................................................................        $ 172,918,343
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($77,031,337 / 6,779,239 shares of common stock issued and outstanding)...........................                 $11.36
   Maximum sales charge (3.25% of offering price).......................................................                    .38
   Maximum offering price to public.....................................................................                 $11.74
Class B:
   Net asset value, offering price and redemption price per share
      ($94,490,400 / 8,318,961 shares of common stock issued and outstanding)...........................                 $11.36
Class C:
   Net asset value, offering price and redemption price per share
      ($1,396,407 / 122,940 shares of common stock issued and outstanding)..............................                 $11.36
Class Z:
   Net asset value, offering price and redemption price per share
      ($199.35 / 17.537 shares of common stock issued and outstanding)..................................                 $11.37

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

PRUDENTIAL STRUCTURED MATURITY FUND
INCOME PORTFOLIO
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1996
Income
   Interest..............................     $  13,695,218
                                            -----------------
Expenses
   Distribution fee--Class A.............            81,745
   Distribution fee--Class B.............           796,677
   Distribution fee--Class C.............             9,527
   Management fee........................           756,955
   Transfer agent's fees and expenses....           277,000
   Reports to shareholders...............           130,000
   Registration fees.....................            90,000
   Custodian's fees and expenses.........            77,000
   Audit fee.............................            38,000
   Directors' fees.......................            30,000
   Legal fees............................            15,000
   Miscellaneous.........................            22,481
                                            -----------------
      Total expenses.....................         2,324,385
                                            -----------------
Net investment income....................        11,370,833
                                            -----------------
Realized and Unrealized Loss
on Investments
Net realized loss on investment
   transactions..........................        (3,071,885)
Net change in unrealized appreciation of
   investments...........................        (1,511,234)
                                            -----------------
Net loss on investments..................        (4,583,119)
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $   6,787,714
                                            -----------------
                                            -----------------

PRUDENTIAL STRUCTURED MATURITY FUND
INCOME PORTFOLIO
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $ 11,370,833    $ 13,324,650
   Net realized gain (loss) on
      investment transactions.....    (3,071,885)      1,914,240
   Net change in unrealized
      appreciation on
      investments.................    (1,511,234)     10,735,269
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     6,787,714      25,974,159
                                    ------------    ------------
Dividends (Note 1)
   Dividends from net investment
      income
      Class A.....................    (5,213,753)     (5,877,430)
      Class B.....................    (6,084,170)     (7,407,642)
      Class C.....................       (72,909)        (39,578)
      Class Z.....................            (1)             --
                                    ------------    ------------
                                     (11,370,833)    (13,324,650)
                                    ------------    ------------
   Dividends in excess of net
      investment income
      Class A.....................      (136,132)             --
      Class B.....................      (166,601)             --
      Class C.....................        (2,408)             --
      Class Z.....................            (1)             --
                                    ------------    ------------
                                        (305,142)             --
                                    ------------    ------------
Fund share transactions
   (Net of share conversions) (Note 6)
   Net proceeds from shares
      subscribed..................    25,615,019      30,676,035
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions ..........     7,793,568       8,591,299
   Cost of shares reacquired......   (65,822,535)    (64,005,192)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (32,413,948)    (24,737,858)
                                    ------------    ------------
Total decrease....................   (37,302,209)    (12,088,349)
Net Assets
Beginning of year.................   210,220,552     222,308,901
                                    ------------    ------------
End of year.......................  $172,918,343    $210,220,552
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
-----6                                       See Notes to Financial Statements.

                                            PRUDENTIAL STRUCTURED MATURITY FUND
Notes to Financial Statements               INCOME PORTFOLIO
--------------------------------------------------------------------------------
Prudential Structured Maturity Fund (the ``Fund''), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios--the Income Portfolio (the ``Portfolio'') and the Municipal Income Portfolio. The Municipal Income Portfolio has not yet begun operations. Investment operations commenced on September 1, 1989. The Portfolio's investment objective is high current income consistent with the preservation of principal. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S. Government and corporate obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, the Portfolio's custodian or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Portfolio declares daily and pays monthly dividends from net investment income. Distributions from net capital gains, if any, are made at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.

The Fund had a distribution agreement with Prudential Securities Incorporated (``PSI''), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C plans''), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution
--------------------------------------------------------------------------------
                                                                         7 -----

                                            PRUDENTIAL STRUCTURED MATURITY FUND
Notes to Financial Statements               INCOME PORTFOLIO
--------------------------------------------------------------------------------
or service fees are paid to PSI as distributor of the Class Z shares of the Fund.''

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for the year ended December 31, 1996 for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively for the year ended December 31, 1996.

PSI has advised the Portfolio that it has received approximately $65,000 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI advised the Portfolio that for the year ended December 31, 1996, it received approximately $187,000 and $2,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Portfolio's transfer agent. During the year ended December 31, 1996, the Portfolio incurred fees of approximately $236,000 for the services of PMFS. As of December 31, 1996, approximately $8,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1996 were $311,572,582 and $343,859,562, respectively.

The federal income tax basis of the Portfolio's investments at December 31, 1996 was $168,283,105 and accordingly, net unrealized appreciation for federal income tax purposes was $1,087,314 (gross unrealized appreciation--$1,698,070; gross unrealized depreciation--$610,756).

For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 1996 of approximately $10,329,900, of which $7,180,600 expires in 2002 and $3,149,300 expires in 2004. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Portfolio had a 0.02% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represented $235,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.

Goldman, Sachs & Co. Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.

J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.

Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.
--------------------------------------------------------------------------------
-----8

                                            PRUDENTIAL STRUCTURED MATURITY FUND
Notes to Financial Statements               INCOME PORTFOLIO
--------------------------------------------------------------------------------
Note 6. Capital

The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sale charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective December 16, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 250 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 62,500,000 authorized shares. Transactions in shares of common stock were as follows:

Class A                                   Shares        Amount
--------------------------------------  ----------   ------------
Year ended December 31, 1996:
Shares sold...........................   1,150,292   $ 13,199,197
Shares issued in reinvestment of
  dividends...........................     311,003      3,533,398
Shares reacquired.....................  (2,636,204)   (30,074,596)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................  (1,174,909)   (13,342,001)
Shares issued upon conversion from
  Class B.............................     305,819      3,462,886
                                        ----------   ------------
Net decrease in shares outstanding....    (869,090)  $ (9,879,115)
                                        ----------   ------------
                                        ----------   ------------
Year ended December 31, 1995:
Shares sold...........................     812,745   $  9,281,283
Shares issued in reinvestment of
  dividends...........................     325,730      3,698,766
Shares reacquired.....................  (2,387,143)   (26,982,383)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................  (1,248,668)   (14,002,334)
Shares issued upon conversion from
  Class B.............................     540,088      6,039,105
                                        ----------   ------------
Net decrease in shares outstanding....    (708,580)  $ (7,963,229)
                                        ----------   ------------
                                        ----------   ------------
Class B                                   Shares        Amount
--------------------------------------  ----------   ------------
Year ended December 31, 1996:
Shares sold...........................   1,010,371   $ 11,499,424
Shares issued in reinvestment of
  dividends...........................     369,545      4,198,055
Shares reacquired.....................  (3,089,496)   (35,143,225)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................  (1,709,580)   (19,445,746)
Shares reacquired upon conversion into
  Class A.............................    (305,885)    (3,462,886)
                                        ----------   ------------
Net decrease in shares outstanding....  (2,015,465)  $(22,908,632)
                                        ----------   ------------
                                        ----------   ------------
Year ended December 31, 1995:
Shares sold...........................   1,817,442   $ 20,499,580
Shares issued in reinvestment of
  dividends...........................     428,576      4,863,912
Shares reacquired.....................  (3,249,167)   (36,739,116)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................  (1,003,149)   (11,375,624)
Shares reacquired upon conversion into
  Class A.............................    (540,088)    (6,039,105)
                                        ----------   ------------
Net decrease in shares outstanding....  (1,543,237)  $(17,414,729)
                                        ----------   ------------
                                        ----------   ------------
Class C
--------------------------------------
Year ended December 31, 1996:
Shares sold...........................      80,524   $    916,198
Shares issued in reinvestment of
  dividends...........................       5,471         62,115
Shares reacquired.....................     (53,376)      (604,714)
                                        ----------   ------------
Net increase in shares outstanding....      32,619   $    373,599
                                        ----------   ------------
                                        ----------   ------------
Year ended December 31, 1995:
Shares sold...........................      78,793   $    895,172
Shares issued in reinvestment of
  dividends...........................       2,515         28,621
Shares reacquired.....................     (24,796)      (283,693)
                                        ----------   ------------
Net increase in shares outstanding....      56,512   $    640,100
                                        ----------   ------------
                                        ----------   ------------
Class Z
--------------------------------------
Year ended December 31, 1996:
Shares sold...........................          18   $        200
                                        ----------   ------------
                                        ----------   ------------

--------------------------------------------------------------------------------
                                                                         9 -----

                                            PRUDENTIAL STRUCTURED MATURITY FUND
Financial Highlights                        INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                         Class A
                                ----------------------------------------------------------
                                                 Year ended December 31,
                                ----------------------------------------------------------
                                 1996        1995         1994         1993         1992
                                -------     -------     --------     --------     --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   year......................   $ 11.63     $ 10.97     $  11.78     $  11.79     $  12.13
                                -------     -------     --------     --------     --------
Income from investment
operations:
Net investment income........       .73         .73          .65          .71          .86(b)
Net realized and unrealized
   gain (loss) on investment
   transactions..............      (.25)        .66         (.80)         .12         (.08)
                                -------     -------     --------     --------     --------
   Total from investment
      operations.............       .48        1.39         (.15)         .83          .78
                                -------     -------     --------     --------     --------
Less distributions:
Dividends from net investment
   income....................      (.73)       (.73)        (.65)        (.71)        (.86)
Dividends in excess of net
   investment income.........      (.02)      --            (.01)       --           --
Distributions from net
   realized gains............     --          --           --            (.13)        (.26)
                                -------     -------     --------     --------     --------
   Total distributions.......      (.75)       (.73)        (.66)        (.84)       (1.12)
                                -------     -------     --------     --------     --------
Net asset value, end of
   year......................   $ 11.36     $ 11.63     $  10.97     $  11.78     $  11.79
                                -------     -------     --------     --------     --------
                                -------     -------     --------     --------     --------
TOTAL RETURN(a):.............      4.32%      13.12%       (1.16)%       7.19%        6.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
   (000).....................   $77,031     $88,982     $ 91,680     $119,449     $109,828
Average net assets (000).....   $81,745     $89,500     $106,737     $114,728     $107,937
Ratios to average net assets:
   Expenses, including
      distribution fees......       .86%        .82%         .94%         .80%         .70(b)
   Expenses, excluding
      distribution fees......       .76%        .72%         .84%         .70%         .60(b)
   Net investment income.....      6.38%       6.57%        5.88%        5.92%        7.15(b)
For Class A, B, C and Z
   shares:
   Portfolio turnover........       170%        160%         123%         137%          91%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of expense subsidy and/or fee waiver.
--------------------------------------------------------------------------------
-----10                                       See Notes to Financial Statements.

                                            PRUDENTIAL STRUCTURED MATURITY FUND
Financial Highlights                        INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                 Class B                                           Class C
                                     ----------------------------------------------------------------     -------------------------
                                                                                         December 9,
                                                                                           1992(c)
                                                 Year ended December 31,                   Through         Year ended December 31,
                                     -----------------------------------------------     December 31,     -------------------------
                                       1996         1995         1994         1993           1992           1996           1995
                                     --------     --------     --------     --------     ------------     --------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period........................    $  11.63     $  10.97     $  11.78     $  11.79       $  11.79       $ 11.63        $  10.97
                                     --------     --------     --------     --------         ------       --------     ------------
Income from investment
   operations:
Net investment income............         .65          .66          .58          .62            .04           .65             .66
Net realized and unrealized gain
   (loss) on investment
   transactions..................        (.25)         .66         (.80)         .12         --              (.25)            .66
                                     --------     --------     --------     --------         ------       --------     ------------
   Total from investment
      operations.................         .40         1.32         (.22)         .74            .04           .40            1.32
                                     --------     --------     --------     --------         ------       --------     ------------
Less distributions:
Dividends from net investment
   income........................        (.65)        (.66)        (.58)        (.62)          (.04)         (.65)           (.66)
Dividends in excess of net
   investment income.............        (.02)       --            (.01)       --            --              (.02)         --
Distributions from net realized
   gains.........................       --           --           --            (.13)        --             --             --
                                     --------     --------     --------     --------         ------       --------     ------------
   Total distributions...........        (.67)        (.66)        (.59)        (.75)          (.04)         (.67)           (.66)

                                     --------     --------     --------     --------         ------       --------     ------------
Net asset value, end of period...    $  11.36     $  11.63     $  10.97     $  11.78       $  11.79       $ 11.36        $  11.63
                                     --------     --------     --------     --------         ------       --------     ------------
                                     --------     --------     --------     --------         ------       --------     ------------
TOTAL RETURN(a):.................        3.64%       12.40%       (1.83)%       6.38%           .32%         3.64%          12.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).........................     $94,490     $120,188     $130,258     $123,306        $11,981        $1,396          $1,050
Average net assets (000).........    $106,224     $125,230     $134,985      $69,314         $5,474        $1,270            $667
Ratios to average net assets:
   Expenses, including
      distribution fees..........        1.51%        1.47%        1.66%        1.55%          1.67%(b)      1.51%           1.47%
   Expenses, excluding
      distribution fees..........         .76%         .72%         .84%         .70%           .82%(b)       .76%            .72%
   Net investment income.........        5.73%        5.92%        5.17%        5.08%          6.31%(b)      5.73%           5.92%

                                                      Class Z
                                                    ------------
                                    August 1,       December 16,
                                     1994(d)          1996(e)
                                     Through          Through
                                   December 31,     December 31,
                                       1994             1996
                                   ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period........................    $  11.30         $  11.41
                                       ------           ------

Income from investment
   operations:
Net investment income............         .23              .09
Net realized and unrealized gain
   (loss) on investment
   transactions..................        (.32)            (.02)
                                       ------           ------

   Total from investment
      operations.................        (.09)             .07
                                       ------           ------

Less distributions:
Dividends from net investment
   income........................        (.23)            (.09)
Dividends in excess of net
   investment income.............        (.01)            (.02)
Distributions from net realized
   gains.........................      --               --
                                       ------           ------

   Total distributions...........        (.24)            (.11)
                                       ------           ------

Net asset value, end of period...    $  10.97         $  11.37
                                       ------           ------
                                       ------           ------

TOTAL RETURN(a):.................       (0.68)%            .59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).........................        $371             $200(f)
Average net assets (000).........        $192             $200(f)
Ratios to average net assets:
   Expenses, including
      distribution fees..........        1.90%(b)          .76%(b)
   Expenses, excluding
      distribution fees..........        1.15%(b)          .76%(b)
   Net investment income.........        5.30%(b)         6.48%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Figures are actual and are not rounded to the nearest thousand.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      11 -----

                                            PRUDENTIAL STRUCTURED MATURITY FUND
Independent Auditors' Report                INCOME PORTFOLIO
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Prudential Structured Maturity Fund, Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Structured Maturity Fund, Income Portfolio, as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Structured Maturity Fund, Income Portfolio, as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
February 14, 1997

                                           PRUDENTIAL STRUCTURED MATURITY FUND
Tax Information                            INCOME PORTFOLIO
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Portfolio's fiscal year end (December 31, 1996) as to the federal tax status of dividends paid by the Portfolio during such fiscal year.

During 1996, dividends were paid from net investment income of $.75 per share for Class A shares, $.67 per share for Class B and C shares and $.11 for Class Z shares and are taxable as ordinary income. We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV.
--------------------------------------------------------------------------------
-----12

                                            PRUDENTIAL STRUCTURED MATURITY FUND
Supplemental Proxy Information              INCOME PORTFOLIO
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Structured Maturity Fund (the ``Fund'') was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect Directors as follows: Edward D. Beach, Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters and Louis A. Weil, III.

(2) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 1996.
    The results of the proxy solicitation on the above matters were as follows:

Director/Matter                                                 Votes for                 Votes against             Abstentions
                                                             ----------------             -------------             -----------
(1) Edward D. Beach                                             15,342,743                        --                  215,999
   Eugene C. Dorsey                                             15,350,417                        --                  208,325
   Delayne Dedrick Gold                                         15,349,707                        --                  209,035
   Robert F. Gunia                                              15,361,867                        --                  196,875
   Harry A. Jacobs, Jr.                                         15,350,430                        --                  208,312
   Donald D. Lennox                                             15,345,622                        --                  213,120
   Mendel A. Melzer                                             15,357,309                        --                  201,403
   Thomas T. Mooney                                             15,361,453                        --                  197,289
   Thomas H. O'Brien                                            15,349,265                        --                  209,477
   Richard A. Redeker                                           15,361,676                        --                  197,066
   Nancy H. Teeters                                             15,350,029                        --                  208,713
   Louis A.Weil, III                                            15,356,025                        --                  202,717
(2) Deloitte & Touche LLP                                       15,267,744                    95,560                  195,438

--------------------------------------------------------------------------------
                                                                        13 -----

Comparing A $10,000 Investment.
--------------------------------------------------------
Prudential Structured Maturity Fund, Inc. vs. the Lehman
Bros. Intermediate Government/Corporate Bond Index.

-- Prudential Structured
   Maturity Fund, Inc.
   Income Portfolio

// Lehman Bros. Gov't/Corp
   Bond Index

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Structured Maturity Fund (Class A, Class B, Class C and Class
Z) with a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of the most recent reporting period (December 31, 1996), as measured on a quarterly basis, beginning in 1989 for Class A shares, in 1992 for Class B shares, in 1994 for Class C shares and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class Z shares do not have a sales charge. Class B shares automatically convert to Class A shares, on a quarterly basis, approximately five years after purchase. This conversion feature is not reflected in the graph. Since Class Z shares have been in existence less than a year, no average annual returns are shown.

The Intermediate Government/Corporate Index is a weighted index comprised of securities issued by the U.S. government and its agencies and securities publicly issued by corporations with one to 9.99 years remaining to maturity, rated investment grade and have $50 million or more in publicly issued debt outstanding. The Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only index that may be used to characterize performance of bond funds and other indexes may portray different comparative performance.

Class A
(GRAPH)


Class B
(GRAPH)


Class C
(GRAPH)


Class Z
(GRAPH)

Prudential Mutual Funds
Gateway Center Three100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

(LOGO)


Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Donald D. Lennox
Mendel A. Melzer
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743924102   MF140E
743924201   Cat. #444113B
743924300
743924706